S u p p l e m e n t a l    D a t a    R e p o r t
Three Months Ended September 30, 2006
Dollars in thousands, except per share data, unless otherwise disclosed
Updated as of October 30, 2006

Quarterly Supplemental Data Report is also available on the Company’s website — www.healthcarerealty.com
Gabrielle M. Andres (615) 269-8471
Email:GAndres@healthcarerealty.com

Healthcare Realty Trust	Page 1 of 14
Supplemental Data Report
Three Months Ended September 30, 2006

1) CONSOLIDATED BALANCE SHEETS

	(Unaudited)
	September 30, 2006	December 31, 2005
ASSETS
Real estate properties (1):
Land	$137,629	$133,195
Buildings, improvements, and lease intangibles	1,728,559	1,670,884
Personal property	22,324	21,932
Construction in progress	25,101	7,030

	1,913,613	1,833,041
Less accumulated depreciation	(356,506)	(315,794)

Total real estate properties, net	1,557,107	1,517,247

Cash and cash equivalents	3,747	7,037

Mortgage notes receivable	75,462	105,795

Assets held for sale, net (2)	0	21,415

Other assets, net	100,837	96,158

Total assets	$1,737,153	$1,747,652

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Notes and bonds payable	$820,852	$778,446

Accounts payable and accrued liabilities	41,634	30,774

Other liabilities	21,822	25,964

Total liabilities	884,308	835,184

Commitments and contingencies	0	0

Stockholders’ equity:
Preferred stock, $.01 par value; 50,000,000 shares authorized; none issued and outstanding	0	0

Common stock, $.01 par value; 150,000,000 shares authorized; issued and outstanding, 47,816,079 — 2006; 47,768,148 — 2005	478	478

Additional paid-in capital	1,222,233	1,220,522

Deferred compensation	(11,755)	(13,013)

Cumulative net income	627,465	595,401

Cumulative dividends	(985,576)	(890,920)

Total stockholders’ equity	852,845	912,468

Total liabilities and stockholders’ equity	$1,737,153	$1,747,652

(1)	Total weighted average depreciable life is 34.3 years as of December 31, 2005. (see schedule 5)

(2)	In accordance with SFAS No. 144, “Accounting for Impairment or Disposal of Long-Lived Assets,” the Company will report assets as held for sale and include the related results of operations in discontinued operations on the Company’s income statement.

Healthcare Realty Trust	Page 2 of 14
Supplemental Data Report
Three Months Ended September 30, 2006

2) CONSOLIDATED STATEMENTS OF INCOME (1)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2006	2005	2006	2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
REVENUES
Master lease rental income	$21,528	$17,744	$61,698	$52,511
Property operating income	31,628	35,626	94,843	101,179
Straight-line rent	524	286	2,265	(1,127)
Mortgage interest income	2,957	2,624	9,096	6,276
Other operating income (2)	11,429	9,396	31,160	26,711

	68,066	65,676	199,062	185,550

EXPENSES
General and administrative	4,245	4,682	13,005	12,006
Property operating expenses	17,752	19,056	53,409	53,468
Other operating expenses (2)	4,163	4,291	13,000	11,879
Impairment (3)	3,811	—	3,811	—
Bad debt expense	184	131	1,251	131
Interest	14,033	12,176	39,652	35,484
Depreciation	13,188	14,724	39,036	37,990
Amortization	2,467	3,054	8,048	9,181

	59,843	58,114	171,212	160,139

INCOME FROM CONTINUING OPERATIONS	8,223	7,562	27,850	25,411

DISCONTINUED OPERATIONS:
Operating income (loss) from discontinued operations	(87)	1,109	1,012	8,797
Gain on sale of real estate properties and impairments, net	(73)	(6)	3,202	6,773

	(160)	1,103	4,214	15,570

NET INCOME	$8,063	$8,665	$32,064	$40,981

BASIC EARNINGS PER COMMON SHARE:

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE	$0.18	$0.16	$0.60	$0.55

DISCONTINUED OPERATIONS PER COMMON SHARE	$(0.01)	$0.03	$0.09	$0.33

NET INCOME PER COMMON SHARE	$0.17	$0.19	$0.69	$0.88

DILUTED EARNINGS PER COMMON SHARE:

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE	$0.17	$0.16	$0.59	$0.54

DISCONTINUED OPERATIONS PER COMMON SHARE	$—	$0.02	$0.09	$0.32

NET INCOME PER COMMON SHARE	$0.17	$0.18	$0.68	$0.86

WTD AVERAGE COMMON SHARES OUTSTANDING — BASIC	46,545,285	46,484,410	46,522,939	46,457,378

WTD AVERAGE COMMON SHARES OUTSTANDING — DILUTED	47,491,385	47,443,704	47,473,738	47,399,383

(1)	The income statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

(2)	Includes the operations of the properties consolidated in the Company’s consolidated financial statements as required in FIN 46(R) as variable interest entities.

(3)	Includes impairments on two assets.

Healthcare Realty Trust	Page 3 of 14
Supplemental Data Report
Three Months Ended September 30, 2006

2) CONSOLIDATED STATEMENTS OF INCOME (cont.)
     RECONCILIATION OF NET INCOME TO TAXABLE INCOME (unaudited)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2006	2005	2006	2005

Net income	$8,063	$8,665	$32,064	$40,981

Depreciation and amortization	2,449	5,401	11,423	12,338
Gain or Loss on disposition of depreciable assets	23	0	5,010	3,615
Straight-line rent	(454)	(267)	(2,203)	1,305
162(m) compensation	912	0	2,115	0
VIE Consolidation	(36)	0	824	0
Other	3,587	4,779	7,125	4,305

	6,481	9,913	24,294	21,563

Taxable Income (1)	$14,544	$18,578	$56,358	$62,544

(1)	Before REIT dividend paid deduction

NOTE:	The differences between financial statement net income and REIT taxable income arise from income and expenses included in net income that are nontaxable or nondeductible, respectively, for federal income tax purposes, or that are taxable or deductible, respectively, in another period or periods due to timing differences between the methods of accounting appropriate under generally accepted accounting principles and those required for federal income tax purposes. Such differences for the Company include those listed above in detail and other differences, which are attributable to deferred rents, reserves for doubtful accounts and other contingencies, prepaid expenses, deferred compensation, nondeductible expenses, nontaxable income, purchase accounting differences arising from tax-free reorganizations, and other differences between GAAP and federal income tax accounting methods.

Healthcare Realty Trust	Page 4 of 14
Supplemental Data Report
Three Months Ended September 30, 2006

3) STATEMENT OF CASH FLOWS

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2006	2005	2006	2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$8,063	$8,665	$32,064	$40,981
Non-cash items:
Depreciation and amortization — real estate	15,726	17,889	47,474	47,721
Depreciation and amortization — other	284	309	113	950
Amortization of deferred loan fees	—	8	255	242
Impairments due to sale of real estate	73	—	73	710
Equity in losses from unconsolidated LLCs	86	106	160	251
Consolidated (income) losses from variable interest entities	(36)	358	824	2,893
Deferred compensation amortization	942	1,068	2,832	2,835
FAS123R stock compensation expense	—	—	227	—
Provision for deferred post-retirement benefits	528	247	1,585	740
Provision for bad debt	184	131	1,251	131
Impairment	3,811	—	3,811	—
(Increase) decrease in straight-line rent receivable	(478)	(267)	(1,643)	1,305
Other non-cash items	(133)	(10)	(3)	(186)

Total non-cash items	20,987	19,839	56,959	57,592

Other items:
Decrease in other liabilities	(2,976)	(141)	(2,056)	(2,095)
(Increase) decrease in other assets	2,812	(6,139)	1,183	(12,722)
Increase in accounts payable and accrued liabilities	11,793	18,320	6,846	15,745
Gain on sale of real estate, net	—	6	(3,275)	(7,483)

Total other items	11,629	12,046	2,698	(6,555)

Net cash provided by operating activities	40,679	40,550	91,721	92,018

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition and development of real estate properties	(27,163)	(20,117)	(107,542)	(81,421)
Funding of mortgages and notes receivable	(908)	(650)	(21,479)	(64,976)
Investment in unconsolidated LLCs	(441)	—	(10,314)	(11,135)
Distributions from unconsolidated LLCs	302	212	726	326
Proceeds from sales of real estate	3,876	—	33,020	124,879
Proceeds from mortgage and notes receivable repayments	28,623	1,852	68,980	11,013

Net cash provided by (used in) investing activities	4,289	(18,703)	(36,609)	(21,314)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings on notes and bonds payable	63,000	41,000	310,000	163,248
Repayments on notes and bonds payable	(76,834)	(27,554)	(272,323)	(138,280)
Dividends paid	(31,564)	(31,521)	(94,656)	(93,822)
Debt issuance costs	—	—	(1,333)	—
Common stock redemption	—	—	(481)	—
Proceeds from issuance of common stock	98	(19)	391	853

Net cash used in financing activities	(45,300)	(18,094)	(58,402)	(68,001)

Increase (decrease) in cash and cash equivalents	(332)	3,753	(3,290)	2,703
Cash and cash equivalents, beginning of period	4,079	1,633	7,037	2,683

Cash and cash equivalents, end of period	$3,747	$5,386	$3,747	$5,386

4) RECONCILIATION OF FUNDS FROM OPERATIONS (1) — Unaudited

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2006	2005	2006	2005

Net Income (2)	$8,063	$8,665	$32,064	$40,981

Gain on Sale of Real Estate Properties, net	—	6	(3,275)	(7,483)
Real Estate Depreciation and Amortization	15,726	17,889	47,474	47,721

Total Adjustments	15,726	17,895	44,199	40,238

Funds From Operations — Basic and Diluted	$23,789	$26,560	$76,263	$81,219

Funds From Operations Per Common Share — Basic	$0.51	$0.57	$1.64	$1.75

Funds From Operations Per Common Share — Diluted	$0.50	$0.56	$1.61	$1.71

Wtd Average Common Shares Outstanding — Basic	46,545,285	46,484,410	46,522,939	46,457,378

Wtd Average Common Shares Outstanding — Diluted	47,491,385	47,443,704	47,473,738	47,399,383

(1)	Funds From Operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from sales of property plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.” Impairments are not added back to net income to measure FFO.

Management uses FFO and FFO per share to compare and evaluate its own operating results from period to period, and to monitor the operating results of the Company’s peers in the REIT industry. The Company reports FFO and FFO per share because these measures are observed by management to also be the predominant measures used by the REIT industry and by industry analysts to evaluate REITs. However, FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States (“GAAP”) and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity.

(2)	See Schedule 3, Statement of Cash Flows, for a reconciliation of non-cash items included in net income. Net income for the three- and nine-month periods ended September 30, 2006 includes non-cash impairment charges totaling $3.8 million related to two assets. Before these charges, FFO per diluted common share for the three months ended September 30, 2006 would have been $0.58.

Healthcare Realty Trust	Page 5 of 14
Supplemental Data Report
Three Months Ended September 30, 2006

5) INVESTMENT PROGRESSION
A)	Construction in Progress

		For the Three		For the Nine
	Number of	Months Ended	Number of	Months Ended
	Properties	09/30/06	Properties	09/30/06

Balance at beginning of period	4	$13,814	2	$7,030

Fundings on projects in existence at the beginning of the period	0	11,287	0	3,318

New Projects started during the period (1)	0	0	2	14,753

Completions	0	0	0	0

Balance at end of period	4	$25,101	4	$25,101

B)	Real Estate Properties (2)

		For the Three		For the Nine
	Number of	Months Ended	Number of	Months Ended
	Properties	09/30/06	Properties	09/30/06

Balance at beginning of period	231	$1,877,815	235	$1,852,119

Acquisitions	1	8,328	3	73,241

Additions/Improvements	0	4,747	0	17,895

Completions (CIP)	0	0	0	0

Sales (1)	(1)	(2,378)	(7)	(54,743)

Balance at end of period	231	$1,888,512	231	$1,888,512

C)	Mortgage Notes Receivable

		For the Three		For the Nine
	Number of	Months Ended	Number of	Months Ended
	Investments	09/30/06	Investments	09/30/06

Balance at beginning of period	11	$101,823	12	$105,795

Funding of Mortgages (1)	1	1,986	4	36,827

Repayments (1)	(2)	(28,281)	(6)	(66,603)

Amortization	0	0	0	(255)

Scheduled Principal Payments	0	(66)	0	(302)

Balance at end of period	10	$75,462	10	$75,462

D)	Unconsolidated LLCs

		For the Three		For the Nine
	Number of	Months Ended	Number of	Months Ended
	Investments	09/30/06	Properties	09/30/06

Balance at beginning of period	3	$20,095	1	$10,720

New investments (1)	0	0	2	9,045

Investments in existing joint ventures	0	441	0	1,269

Equity earnings	0	(86)	0	(160)

Cash distributions	0	(302)	0	(726)

Balance at end of period	3	$20,148	3	$20,148

(1)	During the quarter, the Company purchased land located in Texas for $8.3 million. In addition, the Company financed the sale of an ancillary hospital facility and received a $2.0 million mortgage note receivable. Also, two mortgage note receivables totaling $28.3 million were repaid in full.

(2)	Real Estate Properties includes assets held for sale.

Healthcare Realty Trust	Page 6 of 14
Supplemental Data Report
Three Months Ended September 30, 2006

6) INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION

			Inpatient Facilities
		Medical Office/	Assisted	Skilled	Inpatient	Independent	Other
		Outpatient	Living	Nursing	Rehab	Living	Inpatient		% of
		Facilities	Facilities	Facilities	Facilities	Facilities	Facilities	Total	Total

Master Leases
1	Alabama	$29,803	$4,457		$17,722			$51,982	2.6%
2	Arizona	5,253						5,253	0.3%
3	Arkansas	3,055						3,055	0.2%
4	California	9,409					$ 12,688	22,097	1.1%
5	Florida	89,269	17,077		11,703			118,049	5.9%
6	Georgia	14,385	6,025					20,410	1.0%
7	Illinois	13,425						13,425	0.7%
8	Indiana	21,597		$3,790			43,406	68,793	3.4%
9	Massachusetts	12,034						12,034	0.6%
10	Michigan			24,261			13,859	38,120	1.9%
11	Mississippi		3,569					3,569	0.2%
12	Missouri	21,078	6,250	11,139				38,467	1.9%
13	Nevada	3,801						3,801	0.2%
14	North Carolina		3,982					3,982	0.2%
15	Ohio		4,612					4,612	0.2%
16	Oklahoma			13,038				13,038	0.6%
17	Pennsylvania		32,179	21,765	113,867			167,811	8.4%
18	South Carolina			27,536				27,536	1.4%
19	Tennessee	7,963	3,967	6,499		$ 20,000		38,429	1.9%
20	Texas	41,418	28,895		13,203	44,123	6,023	133,662	6.7%
21	Virginia	74,585	17,675	37,234				129,494	6.3%

	Total Master Leases	$347,075	$128,688	$145,262	$156,495	$ 64,123	$ 75,976	$917,619	45.7%

		Same facility NOI growth for Master Leases (3Q2006 vs. 3Q2005): 2.5%

Operating Properties
1	Arizona	$27,122						$27,122	1.3%
2	California	97,977						97,977	4.9%
3	District of Columbia	29,756						29,756	1.5%
4	Florida	108,719						108,719	5.4%
5	Hawaii	30,419						30,419	1.5%
6	Illinois	19,579						19,579	1.0%
7	Kansas	12,166						12,166	0.6%
8	Louisiana	11,685						11,685	0.6%
9	Maryland	14,809						14,809	0.7%
10	Michigan	21,505						21,505	1.1%
11	Mississippi	10,163						10,163	0.5%
12	Missouri	19,512						19,512	1.0%
13	Nevada	53,638						53,638	2.7%
14	Pennsylvania	13,621						13,621	0.7%
15	Tennessee	156,494						156,494	7.8%
16	Texas	335,091						335,091	16.6%
17	Wyoming	19,603						19,603	1.0%

	Total Oper. Properties	$981,859	$—	$—	$—	$—	$—	$981,859	48.9%

		Same facility NOI growth for Operating Properties (3Q2006 vs. 3Q2005): 3.1%

	Corporate Property							14,135	0.6%

	Total Equity Investments	$1,328,934	$128,688	$145,262	$156,495	$64,123	$75,976	$1,913,613	95.2%

Wtd Avg Depreciable Life (yrs) as of 12/31/05:		34.4	32.8	33.3	34.8	33.1	34.6	34.3
Wtd Avg Period Held (yrs) as of 12/31/05:		7.8	6.2	6.7	7.2	4.4	8.6	6.6

Mortgages
1	Arizona		$4,471					$4,471	0.2%
2	California	$14,920	4,658					19,578	1.0%
3	Georgia		4,750					4,750	0.2%
4	Indiana					$6,000		6,000	0.3%
5	Michigan			3,927				3,927	0.2%
6	Oregon		2,525					2,525	0.1%
7	Texas	1,984						1,984	0.1%
8	Washington		32,227					32,227	1.7%

	Total Mtg. Investments	$16,904	$48,631	$3,927	$—	$6,000	$—	$75,462	3.8%

		Same facility NOI growth for Mortgages (3Q2006 vs. 3Q2005): 1.9%

Unconsolidated LLCs
1	Oregon	$2,321						$2,321	0.1%
2	Utah		$6,627					6,627	0.3%
3	Washington	11,200						11,200	0.6%

	Total LLC Investments	$13,521	$6,627	$—	$—	$—	$—	$20,148	1.0%

	Total Investments	$1,359,359	$183,946	$149,189	$156,495	$70,123	$75,976	$2,009,223	100.0%

	Percent of $ Invested	68.2%	9.2%	7.5%	7.8%	3.5%	3.8%	100.0%

	Number of Investments	164	33	30	9	8	4	248

Healthcare Realty Trust	Page 7 of 14
Supplemental Data Report
Three Months Ended September 30, 2006

7) SQUARE FEET OWNED AND/OR MANAGED (1)
A)	By Geographic Location

	Number of Properties			Owned			Third Party
		Third		Not	Construction		Property
	Owned	Party	Total	Managed	In Progress	Managed	Management	Total	Percent
1 Texas	52		52	832,454	380,200	2,300,789		3,513,443	26.5%
2 Tennessee	23	5	28	536,799		1,259,148	247,723	2,043,670	15.5%
3 Florida	29		29	751,233		567,103		1,318,336	10.0%
4 Virginia	24	1	25	997,007			111,998	1,109,005	8.4%
5 Pennsylvania	18		18	722,053		63,914		785,967	6.0%
6 Michigan	12		12	364,635		199,749		564,384	4.3%
7 California	11		11	97,913		458,465		556,378	4.2%
8 Alabama	7		7	355,430				355,430	2.7%
9 Hawaii	3		3		144,000	138,479		282,479	2.1%
10 Missouri	10		10	172,412		106,146		278,558	2.1%
11 Arizona	7	1	8	44,230		161,300	59,106	264,636	2.0%
12 Illinois	3		3	115,100		142,955		258,055	2.0%
13 Nevada	3		3	16,878		225,456		242,334	1.8%
14 Indiana	3		3	205,499				205,499	1.6%
15 South Carolina	4		4	187,958				187,958	1.4%
16 District of Columbia	2		2			182,836		182,836	1.4%
17 Mississippi	3	1	4	25,000		94,987	40,192	160,179	1.2%
18 Wyoming	1		1			139,647		139,647	1.1%
19 Georgia	5		5	139,245				139,245	1.1%
20 Oklahoma	5		5	139,216				139,216	1.1%
21 Louisiana	2		2			133,211		133,211	1.0%
22 Maryland	2		2			94,664		94,664	0.7%
23 Massachusetts	2		2	84,242				84,242	0.6%
24 Kansas	1		1			70,908		70,908	0.5%
25 North Carolina	1		1	33,181				33,181	0.3%
26 Ohio	1		1	33,181				33,181	0.3%
27 Arkansas	1		1	11,963				11,963	0.1%

Total Properties / Square Feet	235	8	243	5,865,629	524,200	6,339,757	459,019	13,188,605	100.0%

B)	By Facility Type

	Owned				Third Party
	Not	Construction		Total	Property			No.
	Managed	In Progress	Managed	Owned	Management	Total	Percent	of Beds

Medical Office/Outpatient Facilities	2,302,185	524,200	6,339,757	9,166,142	459,019	9,625,161	73.0%	n/a
Skilled Nursing Facilities	973,446			973,446		973,446	7.4%	2,215
Assisted Living Facilities	886,982			886,982		886,982	6.7%	3,260
Independent Living Facilities	725,767			725,767		725,767	5.5%	757
Inpatient Rehab Hospitals	643,383			643,383		643,383	4.9%	940
Other Inpatient Facilities	333,866			333,866		333,866	2.5%	416

Total Square Feet	5,865,629	524,200	6,339,757	12,729,586	459,019	13,188,605	100.0%	7,588

Percent of Total Square Footage	44.5%	4.0%	48.0%	96.5%	3.5%	100.0%

Total Number of Properties	136	4	95	235	8	243

(1)	Mortgage and LLC investments not included.

Healthcare Realty Trust	Page 8 of 14
Supplemental Data Report
Three Months Ended September 30, 2006

8) SQUARE FOOTAGE BY OWNERSHIP TYPE (1)
     A) Occupants Greater Than 1% (2)

		Medical	Inpatient Facilities
		Office/	Assisted	Skilled	Inpatient	Independent	Other
		Outpatient	Living	Nursing	Rehab	Living	Inpatient		% of Total
		Facilities	Facilities	Facilities	Facilities	Facilities	Facilities	Total	Square Feet (3)

1	Healthsouth	105,176			643,383			748,559	5.9%
2	Baylor Health Systems	568,072						568,072	4.5%
3	Emeritus Corporation		502,119					502,119	3.9%
4	HCA	421,282						421,282	3.3%
5	Cordia Enterprises					417,025		417,025	3.3%
6	Senior Lifestyles					308,742		308,742	2.4%
7	Epic Healthcare			269,967				269,967	2.1%
8	OrthoIndy	58,474					117,525	175,999	1.4%
9	Formation Capital			151,172				151,172	1.2%
10	Ascension Nashville	150,612						150,612	1.2%
11	Melbourne Internal Medicine Assocs	140,125						140,125	1.1%

	All Other Occupants:	7,722,401	471,327	465,843	82,384	(82,384)	216,341	8,875,912	69.7%

	Total	9,166,142	973,446	886,982	725,767	643,383	333,866	12,729,586	100.0%

(1)	Mortgage and LLC investments not included.

(2)	Medical Office/Outpatient Facilities consist of approximately 2,465 occupants with an average square footage of approximately 3,719 feet per each, while Inpatient Facilities consists of 19 occupants with an average square footage of approximately 188,000 feet per each.

(3)	Based on Total Square Footage of Owned Properties.
9) LEASE/MORTGAGE MATURITY SCHEDULE
     A) Leases

					Weighted
		Number of			Average
		Operating	Estimated	Percent of	Remaining
	Number of	Property	Annualized	Annualized	Lease
	Master Leases	Leases	Net Revenue	Net Revenue	Term (Years)

2006	1	122	$10,210	4.9%	0.00
2007	10	278	21,069	10.1%	0.06
2008	14	197	23,542	11.3%	0.24
2009	18	279	34,927	16.8%	0.38
2010	11	124	16,316	7.8%	0.32
2011	9	80	17,221	8.3%	0.42
2012	4	25	6,787	3.3%	0.18
2013	24	31	22,263	10.7%	0.92
2014	4	28	7,375	3.5%	0.17
2015	8	19	10,031	4.8%	0.35
After 2015	26	22	38,369	18.5%	3.22

Total	129	1,205	$208,110	100.0%	6.26

Number of Properties Represented: 231
B) Mortgages

				Weighted
				Average
		Estimated	Percent of	Remaining
	Number of	Annualized	Annualized	Mortgage
	Mortgages	Net Revenue	Net Revenue	Term (Years)

2006	2	$756	9.6%	0.01
2007	1	548	7.0%	0.02
2008	3	3,827	48.7%	0.79
2009	2	1,329	16.9%	0.35
2010	0	—	0.0%	0.00
2011	0	—	0.0%	0.00
2012	0	—	0.0%	0.00
2013	0	—	0.0%	0.00
2014	0	—	0.0%	0.00
2015	0	—	0.0%	0.00
After 2015	2	1,403	17.8%	2.55

Total	10	$7,863	100.0%	3.72

Healthcare Realty Trust	Page 9 of 14
Supplemental Data Report
Three Months Ended September 30, 2006

10) CONSTRUCTION IN PROGRESS — AS OF SEPTEMBER 30, 2006

	Estimated
	Substantial		Investment	Remaining	Total
Operator	Completion Date	Properties	Balance	Commitment	Real Estate (1)

Baylor North Garland MOB	2Q 2007	1	$1,608	$10,220	$11,828
Baylor Downtown MOB	2Q 2007	1	13,145	17,159	30,304
Baylor All Saints MOB	3Q 2007	1	2,784	17,941	20,725
Hawaii MOB (1)	4Q 2008	1	7,564	62,436	70,000

		4	$25,101	$107,756	$132,857

Percentage of construction in progress to total investment portfolio:					1.25%

(1)	In 2004, the Company acquired land in Honolulu. The site is currently under preparation, and the building is in the design phase.

(2)	During the three and nine months ended September 30, 2006, the Company capitalized interest in the amount of $0.2 million and $0.9 million, respectively.
11) DIVIDEND HISTORY (dollars not rounded to thousands)
A)	Common Stock

			Change
			From Prior
Operating Period	Payment Date	Amount	Quarter	Annualized

First Quarter 2001	June 7, 2001	$0.575	$0.005	$2.30
Second Quarter 2001	Sept. 6, 2001	0.580	0.005	2.32
Third Quarter 2001	Dec. 6, 2001	0.585	0.005	2.34
Fourth Quarter 2001	Mar. 6, 2002	0.590	0.005	2.36

First Quarter 2002	June 6, 2002	0.595	0.005	2.38
Second Quarter 2002	Sept. 5, 2002	0.600	0.005	2.40
Third Quarter 2002	Dec. 5, 2002	0.605	0.005	2.42
Fourth Quarter 2002	Mar. 6, 2003	0.610	0.005	2.44

First Quarter 2003	June 5, 2003	0.615	0.005	2.46
Second Quarter 2003	Sept. 4, 2003	0.620	0.005	2.48
Third Quarter 2003	Dec. 4, 2003	0.625	0.005	2.50
Fourth Quarter 2003	Mar. 4, 2004	0.630	0.005	2.52

First Quarter 2004	June 3, 2004	0.635	0.005	2.54
Second Quarter 2004	Sept. 2, 2004	0.640	0.005	2.56
Third Quarter 2004	Dec. 2, 2004	0.645	0.005	2.58
Fourth Quarter 2004	Mar. 3, 2005	0.650	0.005	2.60

First Quarter 2005	June 2, 2005	0.655	0.005	2.62
Second Quarter 2005	Sept. 1, 2005	0.660	0.005	2.64
Third Quarter 2005	Dec. 2, 2005	0.660	0.000	2.64
Fourth Quarter 2005	Mar. 2, 2006	0.660	0.000	2.64

First Quarter 2006	June 1, 2006	0.660	0.000	2.64
Second Quarter 2006	Sept. 1, 2006	0.660	0.000	2.64
Third Quarter 2006	Dec. 1, 2006	0.660	0.000	2.64
B)	Information Regarding Taxable Status of 2005 Cash Distributions on HR Common Shares

	Cash	Taxable		Total
	Distribution	Ordinary	Return of	Capital
	Per Share	Dividend	Capital	Gain

2005	$2.6250000	$1.7684479	$0.7402763	$0.1162758

Healthcare Realty Trust	Page 10 of 14
Supplemental Data Report
Three Months Ended September 30, 2006

12) LONG-TERM DEBT INFORMATION — As of September 30, 2006
A)	Breakdown Between Fixed and Variable Rate Debt:

	Balance	Effective Rate
Fixed Rate Debt:
Senior Notes due 2011, net	$301,134	7.896%	See Note (C)
Senior Notes due 2014, net	298,805	5.190%	See Note (D)
Mortgage Notes Payable	60,913	Range from 5.49% to 8.00%	See Note (E)

	660,852

Variable Rate Debt:
Unsecured Credit Facility due 2009	160,000	0.90% over LIBOR	See Note (F)

	160,000

Total	$820,852

B)	Future Maturities:

						2011
	2006	2007	2008	2009	2010	and After	Total

Fixed Rate Debt:
Senior Notes due 2011, net	$52	$219	$236	$255	$276	$300,096	$301,134
Senior Notes due 2014, net	(33)	(138)	(145)	(153)	(161)	299,435	298,805
Mortgage Notes Payable	852	3,565	3,831	4,122	4,434	44,109	60,913
Variable Rate Debt:
Unsecured Credit Facility due 2009	—	—	—	160,000	—	—	160,000

	$871	$3,646	$3,922	$164,224	$4,549	$643,640	$820,852

C)	In May 2001, the Company sold $300 million principal amount of unsecured Senior Notes due May 2011. The notes were issued at a discount, which yielded an 8.202% interest rate. Also in 2001, the Company entered into interest rate swaps (“swaps”) for $125 million to offset changes in the fair value of $125 million of the notes. The Company re-couponed the swaps in 2003 and terminated the swaps in June 2006, resulting in a net premium of $1.2 million, which will be amortized against interest expense through the remaining term of the notes.

D)	In March 2004, the Company sold at a discount $300 million principal amount of 5.125% unsecured Senior Notes due April 2014. The notes were priced to yield 5.19%.

E)	In April 2001, the Company entered into eight Mortgage Notes Payable with an aggregate principal balance of $35 million related to collateral with a book value at March 31, 2001 of $78.2 million. These Mortgage Notes Payable and related collateral are held by special purpose entities whose sole members are solely owned subsidiaries of HR. These Mortgage Notes Payable bear interest at 7.22%, are payable in monthly installments of principal and interest and mature in May 2011. In April 2006, the Company repaid three of these mortgages totaling $6.0 million. Related to its second quarter 2005 acquisitions, the Company concurrently entered into or assumed mortgage notes of $9.2 million with contractual interest rates ranging from 5.55% to 8.00%. In December 2005, the Company entered into a $15.1 million Mortgage Note Payable bearing interest of 5.49%.

F)	Effective January 25, 2006, the Company entered into a three-year $400 million senior unsecured revolving credit facility. The facility may be increased to $650 million at any time during the first two years of the facility term, at the Company’s request, subject to the availability of additional capital commitments, and may be extended for one year. The new facility currently bears interest at LIBOR rates plus 0.90% payable quarterly and matures in January 2009. In addition, the Company pays a facility fee, currently 0.20%, on the commitment and is subject to other terms and conditions customary for such transactions.

G)	Credit Rating:

Moody’s Investors Service has assigned a “Baa3” credit rating to the Company’s Senior Notes due 2011 and 2014.

Standard & Poor’s has assigned a “BBB-” credit rating to the Company’s Senior Notes due 2011 and 2014.

Fitch Ratings has assigned a “BBB” credit rating to the Company’s Senior Notes due 2011 and 2014.

Healthcare Realty Trust	Page 11 of 14
Supplemental Data Report
Three Months Ended September 30, 2006

13)	COMMON SHARES INFORMATION

The share amounts below set forth the computation of basic and diluted shares (in accordance with FASB Statement No. 128) which will be used as the denominator in the computation of EPS and FFO per share amounts:

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2006	2005	2006	2005
Total Common shares Outstanding	47,816,079	47,757,000	47,816,079	47,757,000

Weighted Average Common shares Outstanding	47,812,395	47,758,528	47,801,686	47,742,312
Weighted Average Actual Restricted Stock shares	(1,267,110)	(1,274,118)	(1,278,747)	(1,284,934)

Denominator shares for Basic Common Share EPS and FFO	46,545,285	46,484,410	46,522,939	46,457,378

Dilutive effect of restricted stock shares	912,699	909,071	910,976	891,934
Dilutive effect of employee stock purchase plan	33,401	50,223	39,823	50,071

Denominator shares for Diluted Common Share EPS and FFO	47,491,385	47,443,704	47,473,738	47,399,383

Note 1: As of September 30, 2006, HR had approximately 1,778 shareholders of record.
14)	BENEFICIAL SECURITY OWNERSHIP BY MANAGEMENT AND DIRECTORS AS OF SEPTEMBER 30, 2006

Officers	Owned		Restricted (1)	Total

David R. Emery	185,872	(2)	773,757	959,629
Scott W. Holmes	2,310		23,403	25,713
J. D. Carter Steele	3,723		23,155	26,878
John M. Bryant, Jr.	854		10,202	11,056
Other Officers as a group	35,948		401,652	437,600
Directors as a group	51,434		25,050	76,484

Total	280,141		1,257,219	1,537,360

(1)	These shares are subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan, the 2003 Employees Restricted Stock Incentive Plan and the HR Discretionary Bonus Program.

(2)	Includes 143,352 shares owned by the Emery Family Limited Partnership and 1,448 shares owned by the Emery Family 1993 Irrevocable Trust. Mr. Emery is a limited partner of the partnership and a beneficiary of the trust, but has no voting or investment power with respect to the shares owned by such partnership or trust.
15)	INSTITUTIONAL HOLDINGS AS OF JUNE 30, 2006

A	)	Institutional shares Held:	29,938,395	(Source: Form 13F Filings)

B	)	Number of Institutions:	213

C	)	Percentage of Common shares Outstanding:	62.62%

16)	BOOK VALUE PER COMMON SHARE

Total Stockholders’ Equity	$852,845
Total Common shares Outstanding	47,816,079

Book Value Per Common Share	$17.84

Healthcare Realty Trust	Page 12 of 14
Supplemental Data Report
Three Months Ended September 30, 2006

17)	OTHER CORPORATE INFORMATION
A)	Corporate Headquarters:
Healthcare Realty Trust Incorporated
Healthcare Realty Services Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Phone: (615) 269-8175
Fax: (615) 269-8461
E-mail: communications@healthcarerealty.com
     Other Offices:
Central Regional Office — Arizona
Eastern Regional Office — Tennessee
Southwestern Regional Office — Texas
Western Regional Office — California
B)	Stock Exchange, Symbol and CUSIP Number:

Security Description	Stock Exchange	Symbol	CUSIP Number

Common Stock	New York Stock Exchange	HR	421946104
Senior Notes due 2011	OTC	HR	421946AE4
Senior Notes due 2014	OTC	HR	421946AF1
C)	Web Site: www.healthcarerealty.com

D)	Corporate Officers:
Healthcare Realty Trust Incorporated
David R. Emery, Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr., Senior Vice President and General Counsel
Scott W. Holmes, Senior Vice President and Chief Financial Officer
J. D. Carter Steele, Senior Vice President and Chief Operating Officer
Fredrick M. Langreck, Senior Vice President / Treasurer
B. Douglas Whitman, Senior Vice President / Real Estate Investments
James M. Albright, Vice President / Asset Management
Stephen E. Cox, Jr., Vice President / Assistant General Counsel
James C. Douglas, Vice President / Asset Administration
Angela R. Hoke, Vice President and Chief Accounting Officer
Leigh Ann Stach, Vice President / Financial Reporting
Roger O. West, Vice President / Special Counsel
William R. Davis, Associate Vice President / Information Technology
Toni L. Ewing, Associate Vice President / Asset Administration
Robert E. Hull, Associate Vice President / Asset Administration
Matthew J. Lederer, Associate Vice President / Real Estate Investments
Bethany A. Mancini, Associate Vice President / Corporate Communications
Todd J. Meredith, Associate Vice President / Real Estate Investments
Rebecca T. Oberlander, Associate Vice President / Human Resources
Amy M. Poley, Associate Vice President / Real Estate Investments
Timothy H. Staggs, Associate Vice President / Corporate Compliance
Kimberly R. Sullivan, Associate Vice President / Asset Administration
Rita H. Todd, Corporate Secretary
Healthcare Realty Services Incorporated
J. D. Carter Steele, President
Anne C. Barbour, Vice President / National Asset Manager
Gilbert T. Irvin, Vice President / Operations
Julie A. Wilson, Vice President / National Asset Manager
Amy A. Byrd, Associate Vice President / National Asset Manager
Revell M. Lester, Associate Vice President / Project Development Services
Steve L. Standifer, Associate Vice President / Real Estate Investments
E)	Board of Directors:
David R. Emery, Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D., Director — Center for Health Administration, University of Colorado (Healthcare Academician)
C. Raymond Fernandez, M.D., Chief Executive Officer and Chief Medical Officer, Piedmont Clinic (Physician)
Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners (Healthcare Architect)
Marliese E. Mooney (Hospital Operations Consultant)
Edwin B. Morris III, Managing Director, Morris & Morse (Real Estate Finance Executive)
J. Knox Singleton, Chief Executive Officer, INOVA Health Systems (Healthcare Provider Executive)
Bruce D. Sullivan, retired audit partner, Ernst & Young LLP (Accounting and Financial Reporting Executive)
Dan S. Wilford, retired President and Chief Executive Officer, Memorial Hermann Healthcare System (Healthcare Provider Executive)

Healthcare Realty Trust	Page 13 of 14
Supplemental Data Report
Three Months Ended September 30, 2006

17)	OTHER CORPORATE INFORMATION (cont.)
F)	Professional Affiliations:
Independent Public Auditors
BDO Seidman, LLP
Clark Tower
5100 Poplar Avenue, Suite 2600
Memphis, TN 38137-2601
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
Phone: (781) 575-3400
G)	Direct Deposit of Dividends:
Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write Computershare, Shareholder Services, P.O. Box 43010, Providence, RI 02940-3010, or call (781) 575-3400.
H)	Analysts Providing Research Coverage on HR:

A.G. Edwards & Sons, Inc.	John Sheehan (314) 955-5834
BMO Capital Markets-US	Richard Anderson (212) 885-4180
Friedman, Billings, Ramsey & Co.	Paul Morgan (415) 874-3412
Ryan Beck & Co.	Robert Mains (201) 748-4965
Stifel Nicolaus & Co., Inc.	Jerry Doctrow (410) 454-5142
Wachovia Securities	Stephen Swett (212) 909-0954
I)	Investor Relations:
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Attention: Gabrielle M. Andres
Phone: (615) 269-8471
Fax: (615) 269-8461
E-mail: GAndres@healthcarerealty.com
In addition to the historical information contained within, this enclosed information may contain forward-looking statements that involve risks and uncertainties, including the development of transactions that may materially differ from the results of these projections. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust for the year ended December 31, 2005. Forward-looking statements represent the Company’s judgment as of the date of the release of this information. The Company disclaims any obligation to update this forward-looking material.

Healthcare Realty Trust	Page 14 of 14
Supplemental Data Report
Three Months Ended September 30, 2006